UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2026

BLUEJAY DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41031	47-3552922
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(Address of principal executive offices and zip code)

(844) 327-7078

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BJDX	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2024, Bluejay Diagnostics, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) pursuant to which the Company issued and sold to the purchasers named therein (the “Purchasers”) an aggregate of 62,500 shares (the “Securities”) of the Company’s common stock (“Common Stock”) at a price of $2.00 per share (such transaction, the “Private Placement”). The Private Placement closed on March 17, 2026 for aggregate gross proceeds to the Company of $125,000.

The Purchasers are Neil Dey, President and Chief Executive Officer of the Company and a member of the Board of Directors of the Company (the “Board”), Donald Chase, Chair of the Board, and Svetlana Dey, Douglas Wurth and Fred Zeidman, each a member of the Board. Each of the Purchasers acquired 12,500 shares of Common Stock for their own individual account.

The sale of the Securities was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities were issued and sold in a private placement pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act. Each of the Purchasers represented that it is an “accredited investor” within the meaning of Rule 501 of Regulation D, was acquiring the Securities for its own account, and had no direct or indirect arrangement or understanding with any other persons to distribute or regarding the distribution of such Securities. The Securities were offered and sold without any general solicitation by the Company or its representatives. The Company has not agreed to provide registration rights with respect to any of the Securities.

The description of the terms and conditions of the Agreement is qualified by reference to the full text of such document, which is attached hereto as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement by and between the Company and the Purchasers, dated as of March 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bluejay Diagnostics, Inc.

	By:	/s/ Neil Dey
Neil Dey
President and Chief Executive Officer
Date: March 17, 2026

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